Exhibit 21.1

CAMERON INTERNATIONAL CORPORATION -- SUBSIDIARIES & JOINT VENTURES
(Active as of December 31, 2013)

Cameron International Corporation (Delaware) -- Parent - 100	State/Country of Incorporation or Organization

Angola Oilfield Equipment Limited	Cayman Islands
Axsia Holdings Limited	United Kingdom
Axsia Howmar Limited	United Kingdom
Axsia Serck Baker Nigeria Ltd.	Nigeria
Beltway 8 Insurance Ltd.	Bermuda
Bergen Engineering AS	Norway
Bohai Cameron Flow Control Equipment (Tianjin) Co., Ltd.	China
Cairntoul Well Equipment Services Limited	Scotland
Cairnwell Management Services Limited	Scotland
Cameron (B) Sdn Bhd	Brunei
Cameron (Gaomi) Systems Co., Ltd.	China
Cameron (Holding) Corp.	USA (Nevada)
Cameron (Malaysia) Sdn Bhd	Malaysia
Cameron (Shenzhen) Systems Co., Ltd.	China
Cameron (Singapore) Pte. Ltd.	Singapore
Cameron (Thailand) Ltd.	Thailand
Cameron (Trinidad) Limited	Trinidad and Tobago
Cameron Al Rushaid Limited Company	Saudi Arabia
Cameron Algerie S.á.r.l.	Algeria
Cameron Angola - Prestaçao de Serviços, Limitada	Angola
Cameron Angola LLC	USA (Delaware)
Cameron APME Holding Pty Ltd	Australia
Cameron Argentina S.A.I.C.	Argentina
Cameron Australasia Pty. Ltd.	Australia
Cameron B.V.	Netherlands
Cameron Beijing Commercial Co., Ltd.	China
Cameron Canada Corporation	Canada (Nova Scotia)
Cameron Cayman Limited	Cayman Islands
Cameron Colombia LLC	USA (Delaware)
Cameron Colombia Ltda	Colombia
Cameron de Mexico S.A. de C.V.	Mexico
Cameron Egypt LLC	Egypt
Cameron Energy Services B.V.	Netherlands
Cameron Energy Services International, Inc.	USA (Ohio)

Cameron Equipment (Shanghai) Co., Ltd.	China
Cameron Euro Automation Center B.V.	Netherlands
Cameron Flow Control Services (UK) Limited	United Kingdom
Cameron Flow Control Technology (UK) Limited	United Kingdom
Cameron Flow Control Technology Cayman Limited	Cayman Islands
Cameron Flow Control Technology GmbH	Germany
Cameron Flow Control Technology Nigeria Limited	Nigeria
Cameron Foreign Holdings Corp.	USA (Delaware)
Cameron France, S.A.S.	France
Cameron Gabon, S.A.	Gabon
Cameron German Holdings GmbH	Germany
Cameron GH GmbH & Co. KG	Germany
Cameron Global Holdings LP	Canada (Ontario)
Cameron Gulf Services LLC	Oman
Cameron Holding (Dutch) B.V.	Netherlands
Cameron Holding (Norway) AS	Norway
Cameron Inc.	USA (Louisiana)
Cameron Industries Limited	United Kingdom
Cameron International Holding B.V.	Netherlands
Cameron International Holding Corp.	USA (Nevada)
Cameron Investment Holding LLC	Russia
Cameron Ireland Holding Company	Ireland
Cameron Ireland Limited	Ireland
Cameron Italy Holding S.r.l.	Italy
Cameron Italy S.R.L.	Italy
Cameron Japan Ltd.	Japan
Cameron Korea Limited	Korea
Cameron Lux APME SARL	Luxembourg
Cameron Lux AUD SARL	Luxembourg
Cameron Lux BRL II SARL	Luxembourg
Cameron Lux CAD SARL	Luxembourg
Cameron Lux EUR SARL	Luxembourg
Cameron Lux GBP SARL	Luxembourg
Cameron Lux Global Finance SARL	Luxembourg
Cameron Lux I SARL	Luxembourg
Cameron Lux II SARL	Luxembourg
Cameron Lux IV SARL	Luxembourg
Cameron Lux MXN SARL	Luxembourg
Cameron Lux MYR SARL	Luxembourg
Cameron Lux NOK SARL	Luxembourg
Cameron Lux USD SARL	Luxembourg
Cameron Lux V SARL	Luxembourg

Cameron Manufacturing (India) Private Limited	India
Cameron Middle East FZE	United Arab Emirates
Cameron Middle East Ltd.	Cayman Islands
Cameron Netherlands B.V. (8.26% held by Cameron Holding (Dutch) BV)	Netherlands
Cameron Nigeria LLC	USA (Delaware)
Cameron Norge AS	Norway
Cameron Norge Holding AS	Norway
Cameron Pension Trustee Limited	United Kingdom
Cameron Petroleum (UK) Limited	United Kingdom
Cameron Petroleum Equipment Group, Inc.	USA (Delaware)
Cameron Petroleum Investments Limited	United Kingdom
Cameron Poland sp. zo.o.	Poland
Cameron Products Limited	United Kingdom
Cameron Products Ltd.	Cayman Islands
Cameron Resources Inc.	USA (Delaware)
Cameron Rig Solutions Canada Ltd.	Canada (Alberta)
Cameron Rig Solutions, Inc.	USA (Texas)
Caméron România S.R.L.	Romania
Cameron Russia Ltd.	Cayman Islands
Cameron Sense (China) Company Limited	China
Cameron Sense AS	Norway
Cameron Sense Pte. Ltd.	Singapore
Cameron Services International Pty Ltd	Australia
Cameron Services Middle East LLC	Oman
Cameron Services Russia Ltd.	Cayman Islands
Cameron Solutions Inc.	USA (Delaware)
Cameron Solutions Sdn Bhd	Malaysia
Cameron Subsea Holding C.V.	Netherlands
Cameron Subsea IP Limited	Ireland
Cameron Systems (Ireland) Limited	Ireland
Cameron Systems AS	Norway
Cameron Systems de Venezuela, S.A.	Venezuela
Cameron Systems Limited	United Kingdom
Cameron Systems S.R.L.	Italy
Cameron Systems Shanghai Co., Ltd.	China
Cameron Technologies UK Limited	United Kingdom
Cameron Technologies US, Inc.	USA (Delaware)
Cameron Technologies, Inc.	USA (Delaware)
Cameron Tecnologia de Controle de Fluxo Ltda	Brazil
Cameron V&M Financing LLC	USA (Delaware)
Cameron Valves - Trading and Industrial Services, Sociedad Unipessoal LDA	Portugal
Cameron Valves & Measurement West Africa Limited	Nigeria

Cameron Venezolana, S.A.	Venezuela
Cameron Village LLC	USA (Delaware)
Cameron Wellhead Services, LLC	USA (Nevada)
Cameron West Coast Inc.	USA (California)
Cameron/Curtiss-Wright EMD LLC	USA (Delaware)
Canada Tiefbohrgeräte und Maschinenfabrik GmbH	Austria
CIC Oilfield Services LLC	USA (Delaware)
Compression Services Company	USA (Ohio)
Connor Sales Company, Inc.	USA (North Dakota)
Cooper Cameron Corporation Sdn Bhd	Malaysia
Cooper Cameron Foreign Sales Company Ltd.	Barbados
Cooper Cameron Libya Limited	Malta
Diamould Limited	United Kingdom
Douglas Chero S.p.A.	Italy
Douglas Holding SRL	Italy
EAB Engineering AS	Norway
Flow Control-Tati Production Sdn. Bhd.	Malaysia
Fluid Processing (L) Bhd	Labuan
Fluid Processing Sdn Bhd	Malaysia
Geographe Energy Singapore Pte Ltd	Singapore
I.C.I. Artificial Lift Inc.	Canada (Alberta)
International Valves Limited	United Kingdom
Jiskoot Holdings Limited	United Kingdom
Jiskoot Limited	United Kingdom
LeTourneau Technologies Asia Pte. Ltd.	Singapore
LeTourneau Technologies Middle East FZE	United Arab Emirates
Linco-Electromatic, Inc.	USA (Texas)
Luster Mekaniske Industri AS	Norway
Maskinering og Sveiseservice AS	Norway
NATCO Al Rushaid Middle East Ltd.	Saudi Arabia
NATCO Canada, ULC	Canada (Alberta)
NATCO Group Inc.	USA (Delaware)
NATCO Holdings LLC	USA (Delaware)
NATCO Luxembourg SARL	Luxembourg
Newco Valves, LLC	USA (Texas)
Newmans (Yancheng) Cast Steel Ltd.	China
Newmans (Yancheng) Valve Manufacturing Ltd.	China
Newmans International Ltd.	China (Hong Kong)
Newmans Shanghai Trading Ltd.	China
Newmans SRL	Italy
Newmans Valve Australia Pty	Australia
Newmans Valves Limited	Canada

NTC Technical Services Sdn. Bhd.	Malaysia
NuFlo Finance and Royalty Company	USA (Delaware)
OneSubsea Angola Holding LLC	USA (Delaware)
OneSubsea Australia Holdings Pty Ltd	Australia
OneSubsea Australia Pty Ltd	Australia
OneSubsea B.V.	Netherlands
OneSubsea Canada ULC	Canada (Alberta)
OneSubsea do Brasil Serviços Submarinos Ltda.	Brazil
OneSubsea German Holdings GmbH	Germany
OneSubsea GmbH	Germany
OneSubsea Holding Cayman Limited	Cayman Islands
OneSubsea Holding II Cayman Limited	Cayman Islands
OneSubsea Holding Limited	Cayman Islands
OneSubsea Investments UK Limited	United Kingdom
OneSubsea IP UK Limited	United Kingdom
OneSubsea LLC	USA (Delaware)
OneSubsea Lux AUD SARL	Luxembourg
OneSubsea Lux BRL SARL	Luxembourg
OneSubsea Lux EUR SARL	Luxembourg
OneSubsea Lux GBP SARL	Luxembourg
OneSubsea Lux German Holdings SARL	Luxembourg
OneSubsea Lux NOK SARL	Luxembourg
OneSubsea Lux SARL	Luxembourg
OneSubsea Lux USD SARL	Luxembourg
OneSubsea Malaysia Systems Sdn Bhd	Malaysia
OneSubsea Offshore Engineering Limited	United Kingdom
OneSubsea Offshore Systems Nigeria Limited	Nigeria
OneSubsea Operations Limited	United Kingdom
OneSubsea Processamento do Brasil Ltda.	Brazil
OneSubsea Processing AS	Norway
OneSubsea Processing Asia Pacific Sdn. Bhd.	Malaysia
OneSubsea Processing Inc.	USA (Texas)
OneSubsea Processing UK Limited	Scotland
OneSubsea UK Limited	United Kingdom
Petreco International (Middle East) Limited	United Kingdom
Petreco-KCC Holding, Inc.	USA (Delaware)
Phase Measurements AS	Norway
Pressure Peak for Oil Equipment and Devices Services and General Trading LLC	Iraq
Process Analytical Applications, Inc.	USA (Texas)
PT Cameron Services International	Indonesia
PT Cameron Systems	Indonesia
Riyan Cameron (B) Sendirian Berhad	Brunei

SBS Immobilienentwicklung und -verwertungs GmbH	Austria
SBS Oilfield Equipment GmbH	Austria
Sense DrillFab AS	Norway
Sequel Holding, Inc.	USA (Delaware)
Servicios TTS Sense Tihuatian S.A. de C.V.	Mexico
ShanDong Cameron Petroleum Equipment, Ltd.	China
TEST International	Cayman Islands
TEST Saudi Arabia Ltd.	Saudi Arabia
TPS (Technical Petroleum Services) Nigeria Limited	Nigeria
TTS Sense - Industria, Comercio e Servicos em Petroleo Ltda.	Brazil
TTS Sense Mexico S.A. de C.V.	Mexico
TTS Sense Mud BV	Netherlands
Vescon Equipamentos Industriais Ltda.	Brazil